EQ/AB Sustainable U.S. Thematic Portfolio — Class IB and Class K Shares
Summary Prospectus dated May 1, 2025

Before you invest, you may want to review the Portfolio’s Prospectus, which contains more information about the Portfolio and its risks. The Portfolio’s Prospectus and Statement of Additional Information (“SAI”), each dated May 1, 2025, as may be amended or supplemented from time to time, are incorporated by reference into this Summary Prospectus. You can find the Portfolio’s Prospectus, SAI, reports to shareholders and other information about the Portfolio online at https://equitable-funds.com/allportfolios.aspx. You can also get this information at no cost by calling 1-877-222-2144 or by sending an e-mail request to service@equitable.com. This Summary Prospectus is intended for use in connection with a variable contract as defined in Section 817(d) of the Internal Revenue Code and certain other eligible investors and is not intended for use by other investors.

Investment Objective: Seeks to achieve long-term growth of capital.
Fees and Expenses of the Portfolio
The following table describes the fees and expenses that you may pay if you buy, hold, and sell shares of the Portfolio. The table below does not reflect any fees and expenses associated with variable life insurance contracts and variable annuity certificates and contracts (“Contracts”), which would increase overall fees and expenses. See the Contract prospectus for a description of those fees and expenses.

Shareholder Fees
(fees paid directly from your investment)

Not applicable.

 Annual Portfolio Operating Expenses
 (expenses that you pay each year as a percentage of the value of your investment)

EQ/AB Sustainable U.S. Thematic Portfolio	Class IB Shares	Class K Shares
Management Fee	0.65%	0.65%
Distribution and/or Service Fees (12b-1 fees)	0.25%	0.00%
Other Expenses	0.73%	0.74%
Total Annual Portfolio Operating Expenses	1.63%	1.39%
Fee Waiver and/or Expense Reimbursement[1]	(0.63)%	(0.64)%
Total Annual Portfolio Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.00%	0.75%
1
Pursuant to a contract, Equitable Investment Management Group, LLC (the “Adviser”) has agreed to waive its and its affiliates’ management, administrative and other fees and, if necessary, make payments to the Portfolio to limit the expenses of the Portfolio through April 30, 2026 (unless the Board of Trustees consents to an earlier revision or termination of this arrangement) (“Expense Limitation Arrangement”) so that the annual operating expenses of the Portfolio (exclusive of taxes, interest, brokerage commissions, dividend and interest expenses on securities sold short, capitalized expenses, acquired fund fees and expenses, and extraordinary expenses not incurred in the ordinary course of the Portfolio’s business) do not exceed an annual rate of average daily net assets of 1.00% for Class IB shares and 0.75% for Class K shares of the Portfolio. The Expense Limitation Arrangement may be terminated by the Adviser at any time after April 30, 2026. The Adviser may be reimbursed the amount of any such waivers or payments in the future provided that the waivers or payments are reimbursed within three years of the waivers or payments being recorded and the Portfolio’s expense ratio, after the reimbursement is taken into account, does not exceed the Portfolio’s expense cap at the time of the waiver or the Portfolio’s expense cap at the time of the reimbursement, whichever is lower.
Example
This Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other portfolios. The Example assumes that you invest $10,000 in the Portfolio for the periods indicated, that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same, and that the Expense Limitation Arrangement is not renewed. This Example does not reflect any Contract-related fees and expenses including redemption fees (if any) at the Contract level. If such fees and expenses were reflected, the total expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions, whether you redeem or hold your shares, your costs would be:
	1 Year	3 Years	5 Years	10 Years
Class IB Shares	$102	$453	$827	$1,880
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	1 Year	3 Years	5 Years	10 Years
Class K Shares	$77	$377	$699	$1,613
Portfolio Turnover
The Portfolio pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Portfolio’s performance. During the most recent fiscal year, the Portfolio’s portfolio turnover rate was 38% of the average value of its portfolio.
Investments, Risks, and Performance
Principal Investment Strategy
Under normal market conditions, the Portfolio invests at least 80% of its net assets, plus borrowings for investment purposes, in equity securities of U.S. companies. The Portfolio’s Sub-Adviser employs a combination of “top-down” and “bottom-up” investment processes with the goal of identifying, based on its internal research and analysis, the most attractive U.S. companies that fit into sustainable investment themes. For this Portfolio, a “U.S. company” is any company that is organized in or has substantial business activities in the United States.
Through its “top down” process, the Sub-Adviser identifies sustainable investment themes that are broadly consistent with achieving the United Nations Sustainable Development Goals (“SDGs”), which generally address challenges relating to economic prosperity, environmental sustainability, and social inclusion. The Sub-Adviser currently focuses on three primary investment themes — climate, health, and empowerment — but the focus may change over time based on the Sub-Adviser’s research. Within each of these primary investment themes, the Sub-Adviser identifies sub-themes to further determine the investment opportunities that meet the Portfolio’s criteria for sustainable investments. A company that derives at least 25% of its total revenues from activities that the Sub-Adviser believes are consistent with the achievement of the SDGs meets such criteria, although many of the companies in which the Portfolio invests derive a much greater portion of their revenues from such activities. Examples of sub-themes within climate currently include cleaner energy and resource efficiency, sanitation and recycling, and sustainable transportation. Examples of sub-themes within health currently include access to quality care, food security and clean water, medical innovation, and well being. Examples of sub-themes within empowerment currently include education and employment services, financial security and inclusion, information and communication technologies, and sustainable infrastructure. These primary investment themes and sub-themes are subject to change.
After the Sub-Adviser identifies a target universe of companies that meet the Portfolio’s criteria for sustainable investments, the Sub-Adviser engages in a detailed, “bottom-up” fundamental analysis of individual companies. The analysis focuses on a company’s financial strength and prospective earnings growth, quality of management and whether management is aligned with stakeholders, and valuation, and incorporates an evaluation of a company’s opportunities and risks relating to environmental, social and corporate governance (“ESG”) factors. ESG factors, which can vary across companies and industries, may include environmental impact, corporate governance, ethical business practices, diversity and employee practices, product safety, supply chain management, and community impact. While the Sub-Adviser emphasizes focusing on individual companies with favorable ESG attributes over the use of broad-based negative screens (e.g., disqualifying business activities) in assessing a company’s exposure to ESG factors, the Portfolio will not invest in companies that derive revenue from direct involvement in adult entertainment, alcohol, coal, controversial weapons, firearms, gambling, genetically modified organisms, military contracting, prisons, or tobacco. The Portfolio seeks to own a portfolio of high quality companies whose products and services contribute to the achievement of one or more of the SDGs.
The Portfolio generally invests in approximately 30 to 60 companies. The Portfolio may invest in companies of any size; however, it invests primarily in mid- to large-capitalization companies. For this Portfolio, issuers with market capitalizations between $2 billion and $5 billion are considered mid-capitalization while those with market capitalizations above $5 billion are considered large-capitalization.
The Portfolio may invest up to 10% of its assets in foreign securities.
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Principal Risks
An investment in the Portfolio is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The value of your investment may fall, sometimes sharply, and you could lose money by investing in the Portfolio. There can be no assurance that the Portfolio will achieve its investment objective.
The following risks can negatively affect the Portfolio’s performance. The most significant risks as of the date of this Prospectus are presented first, followed by additional principal risks in alphabetical order.
Market Risk  — The Portfolio is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect Portfolio performance. Securities markets also may experience long periods of decline in value. The value of a security can be more volatile than the market as a whole and can perform differently from the market as a whole. Any issuer of securities may perform poorly, causing the value of its securities to decline. Poor performance may be caused by a variety of factors, such as poor management decisions; reduced demand for the issuer’s goods or services; competitive pressures; negative perception in the marketplace; loss of major customers; strategic initiatives such as mergers or acquisitions and the market response to any such initiatives; and the historical and prospective earnings of the issuer. The value of a security also may decline due to general market conditions, such as real or perceived adverse economic or political conditions, inflation rates and/or investor expectations concerning such rates, changes in interest rates, recessions, or adverse investor sentiment generally. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. Even when securities markets perform well, there can be no assurance that the investments held by the Portfolio will increase in value along with the broader market. Changes in the financial condition of (or other event affecting) a single issuer can impact an individual sector or industry, or the securities markets as a whole. The value of a security also may decline due to factors that affect a particular sector or industry, such as tariffs, labor shortages, or increased production costs and competitive conditions within the sector or industry.
Geopolitical events, including acts of terrorism, tensions, war or other open conflicts between nations, or political or economic dysfunction within nations that are global economic powers or major oil or other commodities producers, may lead to overall instability in world economies and markets generally and have led, and may in the future lead, to increased market volatility and may have adverse long-term effects. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events such as environmental and natural disasters or other catastrophes, public health crises (such as epidemics and pandemics), social unrest, and cybersecurity incidents, and governments’ reactions (or failure to react) to such events, could cause uncertainty in the markets and may adversely affect the performance of the global economy. Impacts from climate change may include significant risks to global financial assets and economic growth. The extent and duration of such events and resulting market disruptions could be substantial and could magnify the impact of other risks to the Portfolio. The value and liquidity of the Portfolio’s investments may be negatively affected by developments in other countries and regions, whether or not the Portfolio invests in securities of issuers located in or with significant exposure to the countries or regions directly affected.
Changes in government or central bank policies, changes in existing laws and regulations, and political, diplomatic and other events within the United States and abroad could cause uncertainty in the markets, may affect investor and consumer confidence, and may adversely impact financial markets and the broader economy, perhaps suddenly and to a significant degree. High public debt and deficits in the United States and other countries create ongoing systemic and market risks and policymaking uncertainty and may negatively affect economic conditions and the values of markets, sectors and companies in which the Portfolio invests.
In addition, markets and market participants are increasingly reliant on information data systems. Inaccurate data, software or other technology malfunctions, programming inaccuracies, unauthorized use or access, and similar circumstances may impair the performance of these systems and may have an adverse impact upon a single issuer, a group of issuers, or the market at large. Furthermore, impacts from the rapidly growing use of artificial intelligence technologies, including by market participants, may include significant risks to global financial markets.
Equity Risk  — In general, the values of stocks and other equity securities fluctuate, and sometimes widely fluctuate, in response to changes in a company’s financial condition as well as general market, economic and political conditions and other factors. Stock markets tend to run in cycles, with periods when stock prices generally go up and periods when stock prices generally go down. However, stock markets also can move up and down rapidly and unpredictably. In addition, common stock prices may be particularly sensitive to rising interest rates, which increase borrowing costs and the costs of capital. The Portfolio may experience a significant or complete loss on its investment in an equity security.
ESG Considerations Risk  — The consideration of ESG and sustainability criteria, as determined by the Sub-Adviser, in the investment process may limit the types and number of investment opportunities available to the Portfolio and, therefore, carries the risk that, under certain market conditions, the Portfolio may underperform funds that do not consider ESG or sustainability criteria or funds
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that use a different ESG methodology. The consideration of ESG and sustainability criteria also may affect the Portfolio’s exposure to certain sectors or types of investments and may adversely impact the Portfolio’s relative investment performance depending on whether such sectors or investments are in or out of favor in the market. Furthermore, ESG and sustainability criteria are not uniformly defined, and the ESG and sustainability criteria used by the Portfolio may differ from the criteria used by other funds. ESG investing is qualitative and subjective by nature, and there is no guarantee that the criteria used by the Sub-Adviser or any judgment exercised by the Sub-Adviser will reflect the opinions of any particular investor, and the criteria used by the Sub-Adviser may differ from the criteria that any particular investor considers relevant in evaluating an issuer’s ESG practices. The Sub-Adviser’s criteria tend to have many subjective characteristics, can be difficult to analyze, and frequently involve a balancing of a company’s business plans, objectives, actual conduct and other factors.
A company’s ESG performance or the Sub-Adviser’s assessment of a company’s ESG performance could change over time, which could cause the Portfolio temporarily to hold securities that do not comply with the Sub-Adviser’s criteria for sustainable investments. Although an investment by the Portfolio in a company may satisfy one or more of the Sub-Adviser’s criteria in the view of the Sub-Adviser, there is no guarantee that such company will actually conduct its affairs in a manner that results in more favorable ESG or sustainability outcomes, and that same company may also fail to satisfy other ESG or sustainability criteria. In addition, information or data used in evaluating a company may not be complete, accurate, or readily available, which could cause the Sub-Adviser to incorrectly assess a company’s ESG performance.
Successful application of the Sub-Adviser’s ESG factors and sustainability criteria will depend on the Sub-Adviser’s skill in properly identifying and analyzing material ESG and sustainability issues. There is no guarantee that the incorporation of ESG and sustainability considerations will be additive to the Portfolio’s performance. In addition, it is possible that a company that derives at least 25% of its total revenues from activities that the Sub-Adviser believes are consistent with the achievement of the United Nations Sustainable Development Goals (“SDGs”) may have some exposure to product lines or businesses that do not meet the SDGs. Further, the regulatory landscape for ESG and sustainable investing in the United States is evolving, and future rules or regulations may require the Portfolio to change its investment process.
Large-Cap Company Risk  — Larger more established companies may be unable to respond quickly to new competitive challenges such as changes in technology and consumer tastes, which may lead to a decline in their market price. Many larger companies also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion.
Mid-Cap Company Risk  — Mid-cap companies carry additional risks because the operating histories of these companies tend to be more limited, their earnings and revenues less predictable (and some companies may be experiencing significant losses), and their share prices more volatile than those of larger, more established companies, all of which can negatively affect their value.
Portfolio Management Risk  — The Portfolio is subject to the risk that strategies used by an investment manager and its securities selections fail to produce the intended results. An investment manager’s judgments or decisions about the quality, relative yield or value of, or market trends affecting, a particular security or issuer, industry, sector, region or market segment, or about the economy or interest rates, may be incorrect or otherwise may not produce the intended results, which may result in losses to the Portfolio. In addition, many processes used in Portfolio management, including security selection, rely, in whole or in part, on the use of various technologies. The Portfolio may suffer losses if there are imperfections, errors or limitations in the quantitative, analytic or other tools, resources, information and data used, or the analyses employed or relied on, by an investment manager, or if such tools, resources, information or data are used incorrectly, fail to produce the desired results, or otherwise do not work as intended. There can be no assurance that the use of these technologies will result in effective investment decisions for the Portfolio. In addition, the Portfolio could experience losses if an investment manager’s judgments about the risks associated with the Portfolio’s investment program prove to be incorrect.
Focused Portfolio Risk  — The Portfolio employs a strategy of investing in the securities of a limited number of companies. As a result, the Portfolio may incur more risk because changes in the value of a single security may have a more significant effect, either positive or negative, on the Portfolio’s net asset value and, as a result, the Portfolio may experience greater performance volatility than a portfolio that is more broadly invested.
Foreign Securities Risk  — Investments in foreign securities, including depositary receipts, involve risks in addition to those associated with investments in U.S. securities. Foreign markets may be less liquid, more volatile and subject to less government supervision and regulation than U.S. markets, and it may take more time to clear and settle trades involving foreign securities, which could negatively impact the Portfolio’s investments and cause it to lose money. Security values also may be negatively affected by changes in the exchange rates between the U.S. dollar and foreign currencies. Differences between U.S. and foreign legal, political and economic systems, regulatory regimes and market practices, as well as changes in international trading patterns, trade barriers and other
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protectionist trade policies (including those of the United States), tariffs, governmental instability, acts of terrorism, war or other open conflicts, or other political, diplomatic or economic actions, also may adversely impact security values. Foreign securities are also subject to the risks associated with the potential imposition of economic or other sanctions against a particular foreign country, its nationals, businesses or industries. World markets, or those in a particular region, may all react in similar fashion to economic, political or other developments. Events and evolving conditions in certain economies or markets may alter the risks associated with investments tied to countries or regions that historically were perceived as comparatively stable and make such investments riskier and more volatile. Regardless of where a company is organized or its stock is traded, its performance may be significantly affected by events in regions from which it derives its profits or in which it conducts significant operations.
Large Transaction Risk  — A significant percentage of the Portfolio’s shares may be owned or controlled by the Adviser and its affiliates, other Portfolios advised by the Adviser (including funds of funds), or other large shareholders, including primarily insurance company separate accounts. Accordingly, the Portfolio is subject to the potential for large-scale, relative to its asset size, inflows and outflows as a result of purchases and redemptions of its shares by such shareholders. These inflows and outflows could negatively affect the Portfolio’s net asset value and performance.
New Portfolio Risk  — The Portfolio is newly or recently established and has limited operating history. The Portfolio may not be successful in implementing its investment strategy, and there can be no assurance that the Portfolio will grow to or maintain an economically viable size, which could result in the Portfolio being liquidated at any time without shareholder approval and at a time that may not be favorable for all shareholders. Until the Portfolio is fully capitalized, it may be unable to pursue its investment objective or execute its principal investment strategies.
Sector Risk  — From time to time, based on market or economic conditions, the Portfolio may have significant positions in one or more sectors of the market. To the extent the Portfolio invests more heavily in particular sectors, its performance will be especially sensitive to developments that significantly affect those sectors. Individual sectors may be more volatile, and may perform differently, than the broader market. The industries that constitute a sector may all react in the same way to economic, political, regulatory or other events.
Information Technology Sector Risk  — Investment risks associated with investing in the information technology sector include, in addition to other risks, the intense competition to which information technology companies may be subject; the dramatic and often unpredictable changes in growth rates and competition for qualified personnel among information technology companies; effects on profitability from being heavily dependent on patent and intellectual property rights and the loss or impairment of those rights; rapid product obsolescence due to technological developments and frequent new product introduction; general economic conditions; and legislative or regulatory changes. Any of these factors could result in a material adverse impact on the Portfolio’s holdings and the performance of the Portfolio.
Risk/Return Bar Chart and Table
The bar chart and table below provide some indication of the risks of investing in the Portfolio by showing changes in the Portfolio’s performance from year to year and by showing how the Portfolio’s average annual total returns for the past one-year and since inception periods through December 31, 2024, compared to the returns of a broad-based securities market index. Past performance is not an indication of future performance.
The performance results do not reflect any Contract-related fees and expenses, which would reduce the performance results.

  Calendar Year Annual Total Returns — Class IB

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Best quarter (% and time period)	10.50%	2023 4th Quarter
Worst quarter (% and time period)	-4.58%	2024 4th Quarter

 Average Annual Total Returns

	One Year	Since Inception	Inception Date
EQ/AB Sustainable U.S. Thematic Portfolio - Class IB	10.36%	4.71%	02/15/2022
EQ/AB Sustainable U.S. Thematic Portfolio - Class K	10.62%	4.96%	02/15/2022
S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	25.02%	11.75%
Who Manages the Portfolio
Investment Adviser: Equitable Investment Management Group, LLC (“EIM” or the “Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the selection, monitoring and oversight of the Portfolio’s Sub-Adviser are:
Name	Title	Date Began Managing the Portfolio
Kenneth T. Kozlowski, CFP®, CLU, ChFC	Executive Vice President and Chief Investment Officer of EIM	February 2022
Alwi Chan, CFA®	Senior Vice President and Deputy Chief Investment Officer of EIM	February 2022
Sub-Adviser: AllianceBernstein L.P. (“AllianceBernstein” or the “Sub-Adviser”)
Portfolio Managers: The members of the team that are jointly and primarily responsible for the securities selection, research and trading for the Portfolio are:
Name	Title	Date Began Managing the Portfolio
Daniel C. Roarty	Senior Vice President of AllianceBernstein	February 2022
Benjamin Ruegsegger	Senior Vice President of AllianceBernstein	February 2022
The Adviser is responsible for overseeing Sub-Advisers and recommending their hiring, termination and replacement to the Board of Trustees. The Adviser has been granted relief by the Securities and Exchange Commission to hire, terminate and replace Sub-Advisers for the Portfolio and enter into and amend sub-advisory agreements on behalf of the Portfolio subject to the approval of the Board of Trustees and without obtaining shareholder approval. The Adviser may not enter into a sub-advisory agreement on behalf of the Portfolio with an “affiliated person” of the Adviser unless the sub-advisory agreement is approved by the Portfolio’s shareholders. The relief does not extend to any increase in the advisory fee paid by the Portfolio to the Adviser; any such increase would be subject to shareholder approval.
PURCHASE AND REDEMPTION OF PORTFOLIO SHARES
The Portfolio’s shares are currently sold only to insurance company separate accounts in connection with Contracts issued by Equitable Financial Life Insurance Company (“Equitable Financial”) or other affiliated or unaffiliated insurance companies and The Equitable 401(k) Plan. Shares also may be sold to other portfolios managed by EIM that currently sell their shares to such accounts and to other investors eligible under applicable federal income tax regulations. Class K shares may be sold only to other portfolios of the Trust and certain group annuity plans.
The Portfolio does not have minimum initial or subsequent investment requirements. Shares of the Portfolio are redeemable on any business day (which typically is any day the New York Stock Exchange is open) upon receipt of a request. All redemption requests will be processed and payment with respect thereto will normally be made within seven days after tender. Please refer to your Contract prospectus for more information on purchasing and redeeming Portfolio shares.
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TAX INFORMATION
The Portfolio’s shareholders are (or may include) insurance company separate accounts and other investors eligible under applicable federal income tax regulations. Distributions made by the Portfolio to such an account, and exchanges and redemptions of Portfolio shares made by such an account, ordinarily do not cause the holders of underlying Contracts to recognize income or gain for federal income tax purposes at the time of the distributions, exchanges or redemptions; the holders generally are taxed only on amounts they withdraw from their Contract. See the prospectus for your Contract for further tax information.
PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES
The Portfolio is not sold directly to the general public but instead is offered as an underlying investment option for Contracts and to other eligible investors. The Portfolio and the Adviser and its affiliates may make payments to sponsoring insurance companies (and their affiliates) or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing an insurance company or other financial intermediary and your financial adviser to recommend the Portfolio over another investment or by influencing an insurance company to include the Portfolio as an underlying investment option in the Contract. The prospectus (or other offering document) for your Contract may contain additional information about these payments. Ask your financial adviser or visit your financial intermediary’s website for more information.
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